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EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of EnergySolutions, Inc., a Delaware corporation (the "Company") does hereby certify that to the knowledge of the undersigned the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2012 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 18, 2013	By:	/s/ DAVID J. LOCKWOOD David J. Lockwood President and Chief Executive Officer
March 18, 2013	By:	/s/ GREGORY S. WOOD Gregory S. Wood Executive Vice President and Chief Financial Officer

        A manually signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002